UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): April 18, 2025
HEICO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-04604	65-0341002
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 Taft Street, Hollywood, Florida 33021
(Address of Principal Executive Offices) (Zip Code)

(954) 987-4000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.01 par value per share	HEI	New York Stock Exchange
Class A Common Stock, $.01 par value per share	HEI.A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On April 18, 2025, the Board of Directors (the “Board”) of HEICO Corporation (“HEICO” or the “Company”) approved leadership transitions that were publicly announced by the Company on April 21, 2025. Effective May 1, 2025, Laurans A. Mendelson, the Company’s Chairman and Chief Executive Officer (principal executive officer), will assume the role of Executive Chairman of the Board. Mr. Mendelson has served as Chief Executive Officer since 1990. He holds A.B. and M.B.A. degrees from Columbia University and has been widely recognized for his leadership in the aerospace industry.

In connection with this transition, the Company appointed Eric A. Mendelson and Victor H. Mendelson to serve as Co-Chief Executive Officers (co-principal executive officers), also effective May 1, 2025. Both have served as Co-Presidents of HEICO since 2009. Eric is also President and Chief Executive Officer of the Company’s Flight Support Group, which he founded in 1993. He has been a Director since 1992 and holds A.B. and M.B.A. degrees from Columbia University. Victor serves as President and Chief Executive Officer of the Company’s Electronic Technologies Group, which he founded in 1996. He has been a Director since 1996, previously served as General Counsel, and holds an A.B. from Columbia University and a J.D. from the University of Miami School of Law.

These leadership transitions are part of the Company’s long-standing internal succession planning process. There are no changes to the compensation arrangements of the named executives in connection with these appointments, and their compensation will continue as previously disclosed in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on January 31, 2025 (the "Proxy Statement"). For information regarding the biographical, family relationship, compensation and related party transactions relating to Laurans A. Mendelson, Eric A. Mendelson and Victor H. Mendelson, please see the Proxy Statement sections titled "Business Experience of Nominees," "Executive Compensation," and "Certain Relationships and Related Transactions", which sections are incorporated herein by reference.

A copy of the Company’s press release announcing these changes in management is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release dated April 21, 2025

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEICO CORPORATION

Date:	April 22, 2025	By:	/s/ CARLOS L. MACAU, JR.
Carlos L. Macau, Jr. Executive Vice President - Chief Financial Officer and Treasurer